SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(A) of the
               Securities Exchange Act of 1934 (Amendment No.__ )

Filed by the  Registrant                [X]
Filed by a Party other than
  the Registrant                        [ ]
Check the appropriate box:

[X]  Preliminary Proxy Statement        [ ]  Confidential, for Use of
                                             the Commission Only
                                             (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         THE FIRST AUSTRALIA FUND, INC.
      (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement no.:

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(3)  Filing Party:

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(4)  Date Filed:

[LOGO]                                                 Gateway Center 3
                                                       100 Mulberry Street
                                                       Newark, New Jersey 07102
                                                       (800) 451-6788

                                                       April 1, 1998

Dear Shareholder:

         The Annual Meeting of Shareholders is to be held at 2:00 p.m.  (Eastern
Time), on Thursday, May 7, 1998, at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York. A Proxy Statement regarding the meeting, proxy card for your vote at the meeting and an envelope -- postage prepaid -- in which to return your proxy are enclosed.

         At the Annual Meeting, the shareholders will elect the Fund's Class I Directors, consider the ratification of the selection of Price Waterhouse LLP as independent public accountants and consider a proposal to amend the Fund's
Articles of Incorporation. In addition, the shareholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a shareholder.

         Your Directors recommend that the shareholders vote in favor of each of the foregoing matters.

LAURENCE S. FREEDMAN                               BRIAN M. SHERMAN
Chairman                                           President

        SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE
         ENCLOSED ENVELOPE SO AS TO ASSURE A QUORUM AT THE MEETING. THIS
            IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING.

                         THE FIRST AUSTRALIA FUND, INC.
                                Gateway Center 3
                               100 Mulberry Street
                            Newark, New Jersey 07102
                             -----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   May 7, 1998
                             -----------------------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The First Australia Fund, Inc. (the "Fund") will be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on Thursday, May 7, 1998, at 2:00 p.m. (Eastern Time) for the following purposes:

      (1) To elect four Directors to serve as Class I Directors for a three-year term;

      (2) To ratify the selection of Price Waterhouse LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1998; and

      (3)   To amend the Articles of Incorporation to add supermajority 75% vote
            requirements   to  approve   open-ending,   shareholder   investment
            proposals and certain business combinations.

      The Board of Directors has fixed the close of business on March 20, 1998 as the record date for the determination of shareholders entitled to vote at the meeting or any adjournment thereof.

      The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

      In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting, the persons named as proxies may propose one or more adjournments of the meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.

                                          By  Order of the Board of Directors,
                                          Roy M. Randall, Secretary

Newark, New Jersey
April 1, 1998

--------------------------------------------------------------------------------
IMPORTANT: You are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                         THE FIRST AUSTRALIA FUND, INC.
                                Gateway Center 3
                               100 Mulberry Street
                            Newark, New Jersey 07102
                        ---------------------------------

                         Annual Meeting of Shareholders
                                   May 7, 1998
                        ---------------------------------

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The First Australia Fund, Inc. (the "Fund"), a Maryland corporation, to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on Thursday, May 7, 1998, at 2:00 p.m. (Eastern Time). The approximate mailing date for this Proxy Statement is April 3, 1998.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted in favor of Proposals 1, 2 and 3. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102).

      The Board of Directors has fixed the close of business on March 20, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held. As of March 20, 1998, the Fund had ___________ shares of common stock outstanding, par value $.01 per share. To the knowledge of management of the Fund, as of the record date, no persons or group beneficially own more than five percent of the outstanding shares of common stock of the Fund.

      The Board of Directors of the Fund knows of no business other than that mentioned in the Notice of the Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

      The Fund will furnish, without charge, a copy of the Fund's annual report for its fiscal year ended October 31, 1997, and any more recent reports, to any Fund shareholder upon request. To request a copy, please call or write to the Fund's Administrator, Prudential Mutual Fund Management, Inc., Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102, Telephone: 1-800-451-6788.

                    PROPOSAL 1: ELECTION OF CLASS I DIRECTORS

      The Fund's By-laws provide that the Board of Directors will be divided into three classes of Directors, as nearly equal in number as possible, each of which, after a transition period, will serve for three years with one class being elected each year. Each year the term of office of one class will expire. Anthony E. Aaronson, Roger C. Maddock, Neville Miles and John T. Sheehy, Directors who were elected to serve until the Meeting, have been nominated for a three-year term to expire at the Annual Meeting of Shareholders to be held in 2001 and until their successors are duly elected and qualified. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

      It is the intention of the persons named in the enclosed proxy to vote in favor of the election of persons listed below under Class I. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies will be voted for such substituted nominees as the Board of Directors may recommend.

      The following table sets forth certain information concerning each of the nominees for election as a Director of the Fund and each Director of the Fund. Each of the nominees is currently a Director of the Fund.


                                                                                                               Shares
                                                                                                            Beneficially
                                                                                                             Owned and %
                                                 Present Office with the Fund,                                of Total
              Name and Address                      Principal Occupation or                    Director      Outstanding
        of each Director or Nominee              Employment and Directorships             Age    Since     on 10/31/97 (1)
        ---------------------------              ----------------------------             ---    -----     ---------------

                                    Class I (Current Directors and Nominees for a Term Expiring
                                             at the Annual Meeting to be held in 2001)

      Anthony E. Aaronson (++)         Director, The First Australia Prime Income         61     1985             _
      116 South Anita Avenue           Fund, Inc. (since 1986); Tony Aaronson (textile
      Los Angeles, CA 90049            agency) (since 1993); Vice President, Fortune
                                       Fashions (1992-1993); President, Fashion
                                       Fabric Division, Forrest Fabrics (textiles)
                                       (August 1991-1992); Director, PKE Incorporated
                                       (consulting company) (1988-1990); Director,
                                       Textile Association of Los Angeles
                                       (1990-1993); Vice President, Textile
                                       Association of Los Angeles (1996-1997);
                                       Director, O.T.C. Sales, Emday Fabrics Co.
                                       (textiles) (1986-1991); Executive
                                       Vice-President and Secretary-Treasurer, J&J
                                       Textiles Inc. (1982-1986).

      Roger C. Maddock (*)             Director, The First Australia Prime Income         47     1992             _
      Union House, Union Street        Fund, Inc. and The First Commonwealth Fund, Inc.
      St. Helier, Jersey               (since 1992); Chairman and Managing Director,
      Channel Islands JE4 8TQ          EquitiLink International Management Limited
      United Kingdom                   (since 1985); Partner, Jackson Fox, Chartered
                                       Accountants   (since


                                                                 2

                                                                                                               Shares
                                                                                                            Beneficially
                                                                                                             Owned and %
                                                 Present Office with the Fund,                                of Total
              Name and Address                      Principal Occupation or                    Director      Outstanding
        of each Director or Nominee              Employment and Directorships             Age    Since     on 10/31/97 (1)
        ---------------------------              ----------------------------             ---    -----     ---------------

                                       1981); Director, Worthy Trust Company Limited
                                       (since 1993); Director, Professional
                                       Consultancy Services Limited (since 1983);
                                       Director, Hollywell Spring Limited (since
                                       1987); Director, The EquitiLink Private Gold
                                       Investment Fund Limited (since 1992);
                                       Director, CentraLink-EquitiLink Investment
                                       Company Limited (since 1994).

      Neville Miles                    Director, The First Australia Prime Income         51     1996             _
      23 Regent Street                 Fund, Inc. (since 1996); Director, MaxiLink
      Paddington N.S.W. 2021           Limited (investment company); Director, Walker
      Australia                        Corp. Limited (property development); Director,
                                       First Resources Development Fund Limited
                                       (investment company); Executive Director, EL&C
                                       Baillieu Limited (stock broker) (1994-1996);
                                       Executive Director, Old Minnett Securities
                                       Limited (stockbroker) (1988-1994).

      John T. Sheehy (++)(*)           Director, The First Australia Prime Income         55     1985             _
      2700 Garden Road                 Fund, Inc. (since 1986), First Australia Prime
      Suite G                          Income Investment Company Limited (since 1986)
      Monterey, CA 93940               and The First Commonwealth Fund, Inc. (since
                                       1992); Managing Director, The Value Group LLC
                                       (merchant banking) (since 1997); Director,
                                       Greater Pacific Food Holdings, Inc. (food
                                       industry investment company) (since 1993);
                                       Director, Video City, Inc. (video retail
                                       merchandising); Partner, Sphere Capital
                                       Partners (corporate consulting) (since 1987);
                                       Director, Sphere Capital Advisors (investment
                                       adviser); Director, Sandy Corporation
                                       (corporate consulting, communication and
                                       training) (since 1986); Managing Director,
                                       Black & Company (broker-dealer and investment
                                       bankers); Associate Director, Bear, Stearns &
                                       Co. Inc. (1985-1987); previously, Limited
                                       Partner, Bear, Stearns & Co. Inc.

                                Class II (Term Expiring at the Annual Meeting to be held in 1999)

      Harry A. Jacobs, Jr. (*)         Director, The First Australia Prime Income         76     1985           3,979
      One New York Plaza               Fund, Inc. (since 1986); Senior Director,
      New York, NY 10292               Prudential Securities Incorporated (since 1986);
                                       Chairman and Chief Executive

                                                                3

                                                                                                               Shares
                                                                                                            Beneficially
                                                                                                             Owned and %
                                                 Present Office with the Fund,                                of Total
              Name and Address                      Principal Occupation or                    Director      Outstanding
        of each Director or Nominee              Employment and Directorships             Age    Since     on 10/31/97 (1)
        ---------------------------              ----------------------------             ---    -----     ---------------

                                       Officer, Prudential Mutual Fund Management,
                                       Inc. (June - September 1993); previously,
                                       Chairman of the Board, Prudential Securities
                                       Incorporated (1982-1985); Chairman of the
                                       Board and Chief Executive Officer, Bache
                                       Group, Inc. (1977-1982); Trustee, The Trudeau
                                       Institute (eleemosynary); Director of [11]
                                       investment companies affiliated with
                                       Prudential Securities Incorporated.

      Rt. Hon. Malcolm Fraser,         Director, The First Australia Prime Income         67     1985             _
       A.C., C.H. (+)                  Fund, Inc. (since 1986), First Australia Prime
      55 Collins Street                Income Investment Company Limited (since 1986)
      Melbourne, Victoria 3000         and The First Commonwealth Fund, Inc. (since
      Australia                        1992); International Consultant on Political,
                                       Economic and Strategic Affairs (since 1983);
                                       Partner, Nareen Pastoral Company
                                       (agriculture); Fellow, Center for
                                       International Affairs, Harvard University;
                                       International Council of Associates, Claremont
                                       University; Member, ANZ International Board of
                                       Advice (1987-1990); InterAction Council for
                                       Former Headsof Government (since 1987,
                                       Chairman since 1997); Co-Chairman,
                                       Commonwealth Eminent Persons Group on Southern
                                       Africa (1985-1986); Chairman, United Nations
                                       Committee on African Commodity Problems
                                       (1989-1990); Consultant, The Prudential
                                       Insurance Company of America; Parliamentarian
                                       Prime Minister of Australia (1975-1983).

      Howard A. Knight                 Director, The First Australia Prime Income         55     1993             _
      36 Ives Street                   Fund, Inc. (since 1993); Director and Vice
      London SW3 2ND                   Chairman, Scandinavian Broadcasting System SA
      United Kingdom                   (television and radio broadcasting) (since
                                       1996); Private Investor and Consultant
                                       (1994-1996); President of Investment Banking,
                                       Equity Transactions and Corporate Strategy,
                                       Prudential Securities Incorporated
                                       (1991-1994); formerly Chairman and Chief
                                       Executive Officer, Avalon Corporation
                                       (1984-1990); Managing Director, President and
                                       Chief Executive

                                                                4

                                                                                                               Shares
                                                                                                            Beneficially
                                                                                                             Owned and %
                                                 Present Office with the Fund,                                of Total
              Name and Address                      Principal Occupation or                    Director      Outstanding
        of each Director or Nominee              Employment and Directorships             Age    Since     on 10/31/97 (1)
        ---------------------------              ----------------------------             ---    -----     ---------------

                                       Officer, Weeks Petroleum Limited (1982-1984);
                                       General Counsel, member of the Executive
                                       Committee and Director, Farrell Lines
                                       Incorporated (1976-1982); Partner, Cummings &
                                       Lockwood (1963-1976).

      Brian M. Sherman (*)             President of the Fund; President and Director,     54     1985             _
      Level 3                          The First Australia Prime Income Fund, Inc.
      190 George Street                (since 1986); Joint Managing Director (since
      Sydney, N.S.W. 2000              1986) and Chairman (since 1995), First Australia
      Australia                        Prime Income Investment Company Limited;
                                       Director and Vice President (since 1992) and
                                       Chairman (since 1995), The First Commonwealth
                                       Fund, Inc.; Chairman and Joint Managing
                                       Director, EquitiLink Limited (since 1986);
                                       Chairman and Joint Managing Director,
                                       EquitiLink Australia Limited (since 1981);
                                       Director, EquitiLink International Management
                                       Limited (since 1985); Joint Managing Director,
                                       MaxiLink Limited (since 1987); Executive
                                       Director, MaxiLink Securities Limited (since
                                       1987); Joint Managing Director, First
                                       Resources Development Fund Limited (since
                                       1994); Director, Ten Group Limited (since
                                       1994); Director, telecasters North Queensland
                                       Limited (since 1993); Director, Sydney
                                       Organizing Committee for the Olympic Games.

      Richard H. McCoy (++)(*)          Director, the First Australia Prime Income         55     1993             _
      55 King Street West              Investment Company Limited (since 1993); Vice
      Toronto, Ontario M5K 1A2         Chairman, TD Securities, Inc. (since May 1997);
      Canada                           Deputy Chairman, CIBC Wood Gundy Securities Inc.
                                       (investment dealer) (1978-February 1997).

                                                                5

                                                                                                               Shares
                                                                                                            Beneficially
                                                                                                             Owned and %
                                                 Present Office with the Fund,                                of Total
              Name and Address                      Principal Occupation or                    Director      Outstanding
        of each Director or Nominee              Employment and Directorships             Age    Since     on 10/31/97 (1)
        ---------------------------              ----------------------------             ---    -----     ---------------

                                Class III (Term Expiring at the Annual Meeting to be held in 2000)

      Sir Roden Cutler, V.C.,          Chairman (1986-1995) and Director (since 1986),    81     1985             _
       A.K., K.C.M.G., K.C.V.O.,       The First Australia Prime Income Fund, Inc.;
       C.B.E., K.St.J. (+)             Chairman (1986-1995) and Director (since 1986),
      22 Ginahgulla Road               First Australia Prime Income Investment Company
      Bellevue Hill, N.S.W. 2023       Limited; Chairman (1992-1995) and Director
      Australia                        (since 1992), The First Commonwealth Fund, Inc.;
                                       Australia Director, Rothmans Holding Ltd.
                                       (formerly Rothmans Pall Mall) (tobacco)
                                       (1981-1994); Chairman, State Bank of New South
                                       Wales (1981-1986); Governor of New South
                                       Wales, Australia (1966-1981).

      David Lindsay Elsum,             Director, The First Australia Prime Income         60     1985             _
       A.M. (+)                        Fund, Inc. (since 1986), First Australia Prime
      9 Maygrove                       Income Investment Company Limited (since 1986)
      South Yarra, Victoria 3141       and The First Commonwealth Fund, Inc. (since
      Australia                        1992); Director, MaxiLink Ltd.; Chairman,
                                       Stodart Investment Pty. Ltd.; Chairman, Queen
                                       Victoria Market; Chairman, Melbourne Wholesale
                                       Fish Market Ltd.; Director Stateguard Friendly
                                       Society; Director, First Resources Development
                                       Fund; Member, Corporations and Securities
                                       Panel of the Australian Securities Commission;
                                       Member, Federal Administrative Appeals
                                       Tribunal; Adviser, TASA International
                                       Executive Search; Chairman, Health Computing
                                       Services Limited; President, State
                                       Superannuation Fund of Victoria (1986-1993);
                                       Director, IlTec Limited (1993-1996); Managing
                                       Director, The MLC Limited (insurance)
                                       (1984-1985); Managing Director, Renison
                                       Goldfields Consolidated Limited (mining)
                                       (1983-1984).

      Laurence S. Freedman (*)         Vice President (since 1985) and Chairman (since    54     1985             _
      Level 3                          1995) of the Fund; Vice President and Director
      190 George Street                (since 1986) and Chairman (since 1995), The
      Sydney, N.S.W. 2000              First Australia Prime Income Fund, Inc.; Joint
      Australia                        Managing Director, First Australia Prime Income
                                       Investment  Company Limited (since 1986);
                                       President

                                                                6

                                                                                                               Shares
                                                                                                            Beneficially
                                                                                                             Owned and %
                                                 Present Office with the Fund,                                of Total
              Name and Address                      Principal Occupation or                    Director      Outstanding
        of each Director or Nominee              Employment and Directorships             Age    Since     on 10/31/97 (1)
        ---------------------------              ----------------------------             ---    -----     ---------------

                                       and Director, The First Commonwealth Fund,
                                       Inc. (since 1992); Founder and Director,
                                       EquitiLink Limited (since 1986); Joint
                                       Managing Director, EquitiLink Australia
                                       Limited (since 1982); Director, EquitiLink
                                       International Management Limited (since 1985);
                                       Chairman and Joint Managing Director, MaxiLink
                                       Limited (since 1987); Executive Director,
                                       MaxiLink Securities Limited (since 1987);
                                       Chairman and Joint Managing Director, First
                                       Resources Development Fund Limited (since
                                       1994); Director, Ten Group Limited (since
                                       1994); Director, Telecasters North Queensland
                                       Limited (since 1993); Managing Director, Link
                                       Enterprises (International) Pty. Limited
                                       (investment management company) (since 1980);
                                       Manager of Investments, Bankers Trust
                                       Australia Limited (1978-1980); Investment
                                       Manager, Consolidated Goldfields (Australia)
                                       Limited (natural resources investments)
                                       (1975-1978).

      Michael R. Horsburgh             Director, The First Australia Prime Income         52     1985             _
      21,22/FI Ssang Yong Tower        Fund, Inc. (since 1986); Director, The First
      23-2 Yuido-dong                  Commonwealth Fund, Inc. (since 1994); Executive
      Youngdungpo-gu,                  Vice President, Hannuri Securities & Investment,
      Seoul 150-010, Korea             Ltd. (since October 1997); Managing Director,
                                       Carlson Investment Management, Inc. (1996-
                                       October 1997); Director and Chief Executive
                                       Officer, Horsburgh Carlson Investment
                                       Management, Inc. (1991-1996); Director, The
                                       First Hungary Fund; Managing Director,
                                       Barclays de Zoete Wedd Investment Management
                                       (U.S.A.) (1990-1991); Special Associate
                                       Director, Bear, Stearns & Co. Inc.
                                       (1989-1990); Senior Managing Director, Bear,
                                       Stearns & Co. Inc. (1985-1989); General
                                       Partner, Bear, Stearns & Co. Inc. (1981-1985);
                                       previously, Limited Partner, Bear, Stearns &
                                       Co. Inc.

                                                                 7

                                                                                                               Shares
                                                                                                            Beneficially
                                                                                                             Owned and %
                                                 Present Office with the Fund,                                of Total
              Name and Address                      Principal Occupation or                    Director      Outstanding
        of each Director or Nominee              Employment and Directorships             Age    Since     on 10/31/97 (1)
        ---------------------------              ----------------------------             ---    -----     ---------------

      William J. Potter (+)            Director, The First Australia Prime Income         49     1985           1,000
      380 Lexington Avenue             Fund, Inc. (since 1986), First Australia Prime
      Suite 1511                       Income Investment Company Limited (since 1986)
      New York, NY 10168               and The First Commonwealth Fund, Inc. (since
                                       1992); President, Ridgewood Group
                                       International Ltd. (investment banking) (since
                                       1989); Director and Chairman of Finance,
                                       National Foreign Trade Association (USA);
                                       Director, Ridgewood Capital Funding,
                                       Inc.(NASD); Director, Impulsora del Fondo
                                       Mexico; Director, International Panorama
                                       Resources Ltd.; Director, Voicenet, Inc.;
                                       Director, Alexandria Bancorp (banking group in
                                       Cayman Islands); Director, Battery
                                       Technologies, Inc.; Consultant, Trieste
                                       Futures Exchange, Inc.; Advisor, Guardian
                                       Capital Group; Partner, Sphere Capital
                                       Partners (corporate consulting) [(1989-1997)];
                                       Director, Alexandria Bancorp Limited;
                                       Director, Canadian Health Foundation; Managing
                                       Director, Prudential-Bache Securities Inc.
                                       (1984-1989); First Vice President, Barclays
                                       Bank, plc (1982-1984); previously, various
                                       positions with Toronto Dominion Bank.



 -----------

* Directors considered by the Fund and its counsel to be persons who are interested persons (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the
      Fund or of the Fund's investment manager or investment adviser. Mr. Jacobs is deemed to be an interested person because of his affiliation with Prudential Securities Incorporated, a broker-dealer registered under the Securities Exchange Act of 1934. Messrs. Freedman, Sherman and Maddock are deemed to be interested persons because of their affiliation with the Fund's investment manager and investment adviser, or because they are officers of the Fund or both. Mr. McCoy may be deemed to be an interested person because of his affiliation with TD Securities Inc.

+     Messrs.  Cutler,  Elsum,  Fraser and Potter  are  members of the  Contract
      Review Committee.

++    Messrs. Aaronson, McCoy and Sheehy are members of the Audit Committee.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. All shares listed in this table are owned with sole voting and investment power and in the aggregate represent less than 1/4 of 1% of the total shares outstanding as of October 31, 1997.


      Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers, Directors, investment manager or adviser, affiliates of the investment manager or adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange
Commission and the American Stock Exchange. Such persons are required by Securities and Exchange Commission regulations to furnish the Fund with copies of all such filings.

      Based solely upon its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 1997, all filing requirements applicable to its Reporting Persons were complied with.

      Committees and Board of Director Meetings. The Board of Directors has a standing Audit Committee, which consists of certain Directors who are not interested persons of the Fund as defined in the 1940 Act. The principal purpose of the Audit Committee is to review the scope and results of the annual audit conducted by the Fund's independent public accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The Board of Directors also has a standing Contract Review Committee that reviews and makes recommendations to the Board with respect to entering into, renewal or amendment of the Management Agreement, the Advisory Agreement, the Consultant Agreement and the Administration Agreement. The Board of Directors does not have a standing nominating committee.

      During the Fund's fiscal year ended October 31, 1997, the Board of Directors held four meetings, the Audit Committee held two meetings and the Contract Review Committee held one meeting. Each of the Directors then in office attended at least 75% of the aggregate number of meetings of the Board of Directors and all meetings of the Committees of the Board on which he served, except Mr. Jacobs, who attended two of the four meetings of the Board of Directors.

      Officers of the Fund. The officers of the Fund, all of whom serve at the pleasure of the Board of Directors, and, with the exception of Messrs. Manor, Sechos, Stark and Kozlowski, and Mesdames Bancroft and Sananikome-Fletcher, all of whom have served since the Fund was organized in 1985, are as follows: Brian
M. Sherman,  President;  Laurence S. Freedman, Vice President;  David Manor (age
57), Treasurer; Ouma Sananikome-Fletcher (age 39), Assistant Vice President-Chief Investment Officer; Barry G. Sechos (age 36), Assistant Treasurer; Eugene S. Stark (age 40), Chief Financial Officer & Assistant Treasurer; Kenneth T. Kozlowski (age 36), Assistant Treasurer; Roy M. Randall (age 61), Secretary; Allan S. Mostoff (age 65), Assistant Secretary; and Margaret A. Bancroft (age 59), Assistant Secretary.

      The respective principal occupations during the past five years of the Fund's officers are as follows: Messrs. Sherman and Freedman, shown above in the table of nominees and Directors under "Proposal 1: Election of Class I Directors"; David Manor, Executive Director, EquitiLink Limited, Executive Director, EquitiLink Australia Limited, Director, EquitiLink International Management Limited, Director, EquitiLink U.S.A., Inc. and Director, President and Chairman of the Board of First Australia Mutual Funds, Inc. (1989-1991); Ouma Sananikome-Fletcher, Investment Director, EquitiLink Australia Limited (since 1994) and Executive Director, Banque

Nationale de Paris (1986-1994); Barry G. Sechos, General Counsel to the EquitiLink Group (since 1993), Director, EquitiLink Australia Limited (since
1994) and Soliciter, Allen, Allen, & Hemsley (1986-1993); Eugene S. Stark, First Vice President (since February 1990), Prudential Mutual Fund Management, Inc.; Kenneth T. Kozlowski, Vice President, Prudential Mutual Fund Management, Inc. (since 1992) and Fund Accounting Manager, Pruco-Life Insurance Company (1990-1992); Roy M. Randall, Partner of Stikeman, Elliott (Australian law firm); Allan S. Mostoff and Margaret A. Bancroft, Partners of Dechert Price & Rhoads (U.S. law firm).

      Relationship of Directors or Nominees with the Investment Adviser and the Investment Manager. EquitiLink International Management Limited (the "Investment Manager") serves as investment manager to the Fund and EquitiLink Australia Limited (the "Investment Adviser") serves as investment adviser to the Fund pursuant to a management agreement dated February 1, 1990 and an advisory agreement dated February 1, 1990.

      The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985 with its registered office located at Union House, Union Street, St. Helier, Jersey, Channel Islands. The Investment Adviser is a wholly owned subsidiary of EquitiLink Limited, an Australian corporation. The registered offices of both the Investment Adviser and EquitiLink Limited are located at Level 3, 190 George Street, Sydney, N.S.W., Australia. EquitiLink Limited is a public company whose ordinary shares are listed on the Australian Stock Exchange Limited.

      Messrs. Freedman and Sherman, both Directors of the Fund, serve as directors of the Investment Manager. Mr. Maddock, a Director of the Fund, is also chairman and managing director of the Investment Manager. In addition, Messrs. Freedman and Sherman are the principal shareholders of the Investment Manager. Messrs. Freedman and Sherman also serve as, respectively, joint managing director, and joint managing director and chairman, of the Investment Adviser, and are the principal shareholders of EquitiLink Limited. Mr. Maddock is also a shareholder of EquitiLink Limited.

      During the fiscal year ended October 31, 1997, Professional Consultancy Services Limited, a limited company organized under the laws of Jersey, Channel Islands, provided administrative services to the Investment Manager in connection with its activities on behalf of the Fund and other U.S. and foreign investment companies and entities in return for a fee in the amount of $930,000. Mr. Maddock is a director and a principal shareholder of Professional Consultancy Services Limited.

      Compensation of Directors and Certain Officers. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 1997. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards of funds in the fund complex on which the Director serves.




                               Compensation Table
                           Fiscal Year Ended 10/31/97

                                                                                                            Total
                                                                 Pension or                              Compensation
                                             Aggregate           Retirement           Estimated         From Registrant
                                            Compensation      Benefits Accrued          Annual             and Fund
                                                From             As Part of         Benefits Upon        Complex Paid
Name of Person, Position                     Registrant        Fund Expenses          Retirement         to Directors
------------------------                     ----------        -------------          ----------         ------------


Anthony E. Aaronson......................      $7,500               N/A                  N/A             $21,250(2)
Sir Roden Cutler.........................      7,500                N/A                  N/A              29,250(3)
David Lindsay Elsum......................      7,500                N/A                  N/A              29,250(3)
Rt. Hon. Malcolm Fraser..................      7,500                N/A                  N/A              29,250(3)
Laurence S. Freedman.....................        0                  N/A                  N/A                   0(3)
Michael R. Horsburgh.....................      7,500                N/A                  N/A              29,250(3)
Harry A. Jacobs, Jr......................        0                  N/A                  N/A                   0(2)
Howard A. Knight.........................      7,500                N/A                  N/A              21,250(2)
Richard H. McCoy.........................      7,500                N/A                  N/A               7,500(1)
Roger C. Maddock.........................        0                  N/A                  N/A                   0(3)
Neville Miles............................      7,500                N/A                  N/A              21,250(2)
William J. Potter........................      7,500                N/A                  N/A              29,250(3)
John T. Sheehy...........................      7,500                N/A                  N/A              29,250(3)
Brian M. Sherman.........................        0                  N/A                  N/A                   0(3)


      The Board of Directors recommends that holders of Common Stock vote FOR the election of the four nominees to the Fund's Board of Directors.

             PROPOSAL 2: SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Price Waterhouse LLP, independent public accountants, to examine the financial statements of the Fund for the fiscal year ending October 31, 1998. Such appointment is now subject to ratification or rejection by the shareholders of the Fund.

      Audit services performed by Price Waterhouse LLP during the most recent fiscal year included examination of the financial statements of the Fund, services related to filings with the Securities and Exchange Commission and consultation on matters performed by such firm related to the preparation and filing of tax returns. The Fund knows of no direct or indirect financial interest of such firm in the Fund.

      Representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if they so desire.

      The Board of Directors recommends that shareholders vote FOR ratification of the selection of Price Waterhouse LLP as independent public accountants for the fiscal year ending October 31, 1998.

                 PROPOSAL 3: AMENDMENT OF THE FUND'S ARTICLES OF
            INCORPORATION TO ADD SUPERMAJORITY 75% VOTE REQUIREMENTS
                 TO APPROVE OPEN-ENDING, SHAREHOLDER INVESTMENT
                   PROPOSALS AND CERTAIN BUSINESS COMBINATIONS

      The Board of Directors has approved and recommends the adoption by shareholders of an amendment to the Fund's Articles of Incorporation be amended to add a new Article Ninth, as set forth in Appendix A, requiring that a "fair price" be paid for the Fund's shares in the event of a proposed merger or other business combination which is not approved by either 75% of the Board of Directors or the holders of 75% of the outstanding shares of the Fund (the "Fair Price Provision"). Proposed Article Ninth would require the same supermajority vote to amend the Articles of Incorporation to "open-end" the Fund by making the Fund's shares redeemable or to adopt any shareholder proposal as to specific investment decisions with respect to the Fund's assets.

      Business combinations subject to the 75% shareholder vote provision would include mergers and consolidations, sales and leases of the Fund's assets in excess of $1,000,000 except in the ordinary course of business or in portfolio transactions and the sale by the Fund of its securities with a value of $1,000,000 or more except in connection with the public offerings, dividend reinvestment plans or pursuant to stock subscription rights. At present, any open-ending, shareholder proposal or business combination, such as a merger or the sale of substantially all of the Fund's assets, requires the approval of a simple majority of all of the Fund's outstanding common shares. The sale of less than substantially all of the Fund's assets or the sale of the Fund's securities from authorized capital generally requires no shareholder vote. Under the proposed amendment to the Articles, if 75% of the Board of Directors were to approve open-ending, a shareholder proposal or a business combination, either no shareholder vote would be required or the vote would be a simple majority.

      Reasons for Fair Price Provision. In recent years, attempts have been made to open-end or acquire closed-end investment companies contrary to a determination by the Board of Directors of such funds that any such open-ending or acquisition would not be in the best interests of fund shareholders. Because of the fact that the Fund's shares currently trade in the market at a discount from net asset value, it is possible that attempts may be made in the future to seek to open-end or effect a takeover of the Fund under circumstances which might deprive the shareholders of the opportunity to realize the net asset value of such shares.

      Although there are no pending proposals for conversion of the Fund to an open-end company, for specific investment decisions or for a takeover of the Fund, Management believes that it is important to ensure that any proposal to open-end the Fund or to permit shareholders to specify the investment of Fund assets receives the overwhelming support of either the Board of Directors or shareholders. In the case of any proposed merger or other specified business combination, the same supermajority voting provisions would apply unless such proposal provides for the payment of at least the full net asset value to
shareholders.   However,   the  proposed
amendment could impede or prevent transactions in which shareholders might obtain prices for such shares, including prices at or above net asset value, in excess of then current market prices at which the Fund's shares were then trading.

      The By-Laws of the Fund currently provide for the staggered election of the Board of Directors, with directors divided into three classes, each having a term of three years. This provision ensures the continuity of the Fund's management, but would also tend to impede, for up to two years, the replacement of a majority of the Board. The Fair Price Provision would also discourage prospective acquirers from attempting to take advantage of any market discount from net asset value on the Fund's shares. Accordingly, Management believes that the adoption of the Fair Price Provision should serve to ensure continuity of management and permit the Fund's Investment Manager to manage the Fund's assets in a manner consistent with the Fund's investment objective and without concern as to actions that could impede investment flexibility by requiring premature liquidation of such assets.

      The Board of Directors recommends that shareholders vote FOR the amendment to the Fund's Articles of Incorporation to add supermajority 75% vote requirements to approve open-ending, shareholder investment proposals and certain business combinations.

                                  OTHER MATTERS

      The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

                             ADDITIONAL INFORMATION

        Expenses. The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers and employees of the Fund, the Investment Manager, the Investment Adviser or State Street Bank and Trust Company, the Transfer Agent of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. Shareholder Communications Corporation ("SCC") may be retained to assist in the solicitation of proxies. If retained, SCC will be paid approximately $10,000 by the Fund and the Fund will reimburse SCC for its related expenses.

      Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about April 3, 1998. As mentioned above, SCC may be engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of the Fund may receive a call from a representative of SCC if the Fund has not yet received their vote. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

      In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Fund, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

      If a shareholder wishes to participate in the Meeting of shareholders, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

      Vote Required. The presence at any shareholders' meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be effective irrespective of any adjournments with respect to any other proposals. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons names as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

      Approval of both the election of Class I Directors of the Board of Directors (Proposal 1) and the ratification of the selection of independent public accountants (Proposal 2) will require the affirmative vote of the holders of a majority of the outstanding shares of common stock present or represented by proxy at the Meeting. Approval of the proposed amendment to the Fund's Articles of Incorporation to add supermajority 75% vote requirements to approve open-ending, shareholder investment proposals and certain business combinations (Proposal 3) will require the affirmative vote of a majority of the outstanding shares of common stock. Abstentions and broker "non-votes" will have the effect of a "no" vote on all proposals.

      Shareholder Proposals. If a shareholder intends to present a proposal at the Annual Meeting of Shareholders of the Fund to be held in 1999 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund within a reasonable time before the solicitation of proxies for such meeting.

                            By Order of the Board of Directors,
                            Roy M. Randall, Secretary


Gateway Center 3
100 Mulberry Street
Newark New Jersey 07102
April 1,  1998

                                                                     APPENDIX A

The proposed amendment to the Fund's Articles of Incorporation is set out below.

NINTH: Special Vote of Stockholders.

      (a) Except as otherwise provided in this Article Ninth, the vote of the holders of at least 75% of the voting power of the then outstanding shares of Voting Stock (as hereinafter defined), in addition to any vote of the Directors of the Corporation as may be required by law or by the By-Laws, shall be necessary to effect any of the following actions:

          (i) any amendment to these Articles of Incorporation to make the Corporation's Common Stock a "redeemable security" (as such term is defined in the Investment Company Act of 1940) unless the Continuing
      Directors (as hereinafter defined) of the Corporation, by a vote of at least 75% of such Directors, approve such amendments;

          (ii) any stockholder proposal as to specific investment decisions made or to be made with respect to the Corporation's assets; or

          (iii) any Business Combination (as hereinafter defined) unless either the condition in clause (A) below is satisfied or the conditions in clauses (B), (C), (D), (E) and (F) below are satisfied:

              (A) The Business Combination shall have been approved by a vote of at least 75% of the Continuing Directors.

              (B) The aggregate amount of cash and the Fair Market Value (as hereinafter defined), as of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by holders of any class of outstanding Voting Stock in such Business Combination shall be at least equal to the higher of the following:

                  (x) the  highest  per share  price  (including  any  brokerage commissions, transfer taxes and soliciting dealers' fees) paid by an Interested Party (as hereinafter defined) for any shares acquired by it (aa) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date"), or (bb) in the Threshold Transaction (as hereinafter defined), whichever is higher; and

                  (y) in the case of Common Stock, the net asset value per share of such Common Stock on the Announcement Date or on the date of the Threshold Transaction, whichever is higher, and in the case of any Preferred Shares, the highest preferential amount per share to which the holders of shares of such class of Preferred Shares would be entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, regardless of whether the Business Combination to be consummated constitutes such an event.

                  (C) The consideration to be received by holders of the particular class of outstanding Voting Stock shall be in cash or in the same form as the Interested Party has previously paid for shares of any class of Voting Stock. If the Interested Party has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by it.

                  (D) After the  occurrence  of the Threshold  Transaction,  and prior to the consummation of such Business Combination, such Interested Party shall not have become the beneficial owner of any additional shares of Voting Stock except by virtue of the Threshold Transaction.

                  (E) After the  occurrence of the Threshold  Transaction,  such
              Interested Party shall not have received the benefit, directly or indirectly (except proportionately as a shareholder of the Corporation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

                  (F) A proxy or information  statement  describing the proposed
              Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and the rules and regulations thereunder (or any subsequent provisions replacing such Acts, rules or regulations) shall be prepared and mailed by the Interested Party, at such Interested Party's expense, to the shareholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

          (b) For the purposes of this Article Ninth:

              (i) "Business Combination" shall mean any of the transactions described or referred to in any one or more of the following subparagraphs:

                  (A) any merger or  consolidation  of the  Corporation  with or into any other person;

                  (B) any sales, lease, exchange,  mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any other person of any assets of the Corporation having an aggregate Fair Market Value of $1,000,000 or more except for portfolio transactions of the Corporation effected in the ordinary course of the Corporation's business;

                  (C) the issuance or transfer by the Corporation (in one transaction or a series of transactions) of any securities of the Corporation to any other person in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $1,000,000 or more excluding (x) sales of any securities of the Corporation in connection with a public offering thereof, (y) issuance of any securities of the Corporation pursuant to a dividend reinvestment plan adopted by the Corporation and (z) issuances of any securities of the Corporation upon the exercise of any stock subscription rights distributed by the Corporation;

              (ii) "Continuing Director" means any member of the Board of Directors of the Corporation who is not an Interested Party or an Affiliate of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors.

              (iii) "Interested Party" shall mean any person, other than an investment company advised by the Corporation's initial investment manager or any of its Affiliates, which enters, or proposes to enter, into a Business Combination with the Corporation.

              (iv) "Person" shall mean an individual, a corporation, a trust or a partnership.

              (v) "Voting Stock" shall mean capital stock of the Corporation entitled to vote in the election of Directors, as well as any class of capital stock of the Corporation entitled, as a class, to elect one of more Directors.

              (vi) A Person shall be a "beneficial owner" of any Voting Stock:

                  (A) which such Person or any of its  Affiliates  or  Associate
              (as   hereinafter   defined)   beneficially   owns,   directly  or
              indirectly; or

                  (B) which such Person or any of its  Affiliates  or Associates has the right to acquire (whether such rights is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options; or

                  (C) which is beneficially  owned,  directly or indirectly,  by any other Person with which such Person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

              (vii) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934.

              (viii) "Fair Market Value" means:

                  (A) in the case of  stock,  the  highest  closing  sale  price during the 30-day period immediately preceding the relevant date of a share of such stock on any principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the relevant date on the National Association of Securities Dealers, Inc. Automated Quotation Systems (NASDAQ) or any system then in use, or if no such quotation are available, the fair market value on the relevant date of a share of such stock as determined by 75% of the Continuing Directors in good faith, and

                  (B) in the case of property other than cash or stock, the fair market value of such property on the relevant date as determined by 75% of the Continuing Directors in good faith.

              (ix) "Threshold Transaction" means the transaction by or as a result of which an Interested Party first become the beneficial owner of Voting Stock.

              (x) In the event of any Business Combination in which the Corporation survives, the phrase "consideration other than cash to be received" as used in subparagraph (a)(iii)(B) above shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

              (xi) Continuing Directors of the Corporation, acting by a vote of 75% shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine (a) the number of shares of Voting Stock beneficially owned by any person, (b) whether a person is an Affiliate or Associate of another, (c) whether the requirements of subparagraph
          (a) (iii) above have been met with respect to any Business Combination, and (d) whether the assets which are the subject to any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation in any Business Combination has, an aggregate Fair Market Value of $1,000,000 or more.

      (c) The provisions of this Article Ninth may not be amended, altered or repealed except by the approval of both (i) 75% of the outstanding shares of the Fund voting as a single class, and (ii) 75% of the outstanding shares of each class of shares voting separately, with shares of Preferred Stock of all series voting separately as a single class.

COMMON STOCK

                   PROXY THE FIRST AUSTRALIA FUND, INC. PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  Annual Meeting of Shareholders - May 7, 1998

     The undersigned hereby appoints Sir Roden Cutler, Brian M. Sherman and Laurence S. Freedman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the common stock of The First Australia Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Australia Fund, Inc. to be held at One Seaport Plaza, New York, New York, on May 7, 1998, at 2:00 p.m., New York City time, and any adjournment or postponement thereof.

     Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR items (1), (3) and (4).

1. The election of four Directors to serve as Class I Directors for a three-year term:

     FOR all nominees listed below                WITHHOLD AUTHORITY
     (except as marked to the                     to vote for all nominees
     contrary below) o                            listed below o

       Nominees: Anthony E. Aaronson, Roger C. Maddock, Neville Miles and
                                 John T. Sheehy.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.)

--------------------------------------------------------------------------------

3. Ratification of the selection of Price Waterhouse LLP as independent public accountants.

                            o FOR o AGAINST o ABSTAIN

4. Approval of an amendment to the Fund's charter to add supermajority 75% vote requirements to approve open-ending, shareholder investment proposals and certain business combinations.

                            o FOR o AGAINST o ABSTAIN

      The appointed  proxies will vote in their discretion on any other business
      as  may  properly  come  before  the  meeting  or  any   adjournments   or
      postponements thereof.

                                 Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title or status.


                                 -----------------------------------
                                 (Signature of Shareholder)


                                 -----------------------------------
                                 (Signature of Joint Tenant, if any)

                                 Date                         , 1998
                                      ------------------------

            PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED